U.S. Securities and Exchange Commission
                                Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  December 6, 2006


                               ADA-ES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                 000-50216               84-1457385
----------------------------      -----------          -----------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)


               8100 SouthPark Way, B, Littleton, Colorado           80120
               ------------------------------------------          --------
                 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                               Not Applicable
                              ----------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR
      240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01	Other Events

Effective as of December 6, 2006, we terminated the Market Development Agreement ("MDA") between us and Norit Americas, Inc. ("Norit"), to which we (or our former parent company Earth Sciences, Inc.) have been a party since June 2001. Under the MDA, we have been working exclusively with Norit to develop the North American market for powdered activated carbon injection systems and sorbents for purposes of reducing mercury emissions from coal-fired boilers.

Since we are no longer bound by the exclusivity of the MDA with Norit, we intend to pursue other sourcing options for activated carbon and injection equipment including, as previously announced, the vertical integration into the production of both of these key components of our mercury control technology.

We do not believe that the termination of the MDA will have a material adverse effect on our business or results of operations. Our revenues under the MDA for fiscal 2005 amounted to $39,000, and we estimate that revenues to us under the MDA for the current fiscal year (ending December 31) will be approximately $25,000. The effect of terminating the MDA will be the discontinuation of our exclusive work with Norit to develop the above-described market, including work on sorbent development, as well as the discontinuation of revenues we have been receiving in the form of commissions on sales of equipment and sorbents by Norit to that market. We expect that Norit will honor its obligations to pay us commissions owing on completed sales of sorbents and on ongoing contracts entered into prior to the date of termination of the MDA. We currently estimate those amounts to be approximately $20,000.

We have contemporaneously issued a press release announcing the termination of the MDA, and a copy of that press release is included herewith as Exhibit 99.1.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 that involve risks and uncertainties. In particular, such forward-looking statements are preceded by the words "believe," "expect," "estimate", "intend," and "plan," or words of similar meaning. These forward-looking statements include our belief that the termination of the Market Development Agreement between us and Norit Americas, Inc, as described herein, will not have material adverse consequences for our business or results of operations. This prediction involves risks and uncertainties that could cause actual results to differ materially from the expected results we describe in this Report. The principal risks and uncertainties that may affect our actual performance and results of operations include the following: inadequate supply of activated carbon or activated carbon injection equipment, possible litigation with Norit as a result of our having terminated the Agreement, and timing of performance of services under existing contracts and associated revenue recognition. Other risks and uncertainties may also affect actual performance and results of operations. You should not place undue reliance on the forward-looking statements made in this Report, and should consult any later filings we may make with the Securities and Exchange Commission for additional risks and uncertainties that may apply to our business and the ownership of our securities.


Item 9.01. Financial Statements and Exhibits

(d)
The following item is filed as an exhibit to this report:

99.1   December 8, 2006 Press Release.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					       	         ADA-ES, Inc.
						                 Registrant

Date:  December 8, 2006                          /s/ Mark H. McKinnies
                                              ----------------------
                                                 Mark H. McKinnies
                                         Senior VP & Chief Financial Officer

INDEX TO EXHIBITS




Exhibit No.                 Description
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99.1                  December 8, 2006 Press Release